Exhibit 99.1

American Wagering Announces Results Through the 3rd Quarter

LAS VEGAS, December 16, 2005 / PRNewswire – American Wagering, Inc. (OTC Bulletin Board: BETM) (the “Company”) today announced the operational results for the three and nine months ended October 31, 2005.

Three Months Ended October 31:

	Three Months Ended October 31,		$ CHANGE	% CHANGE
	2005	2004
Revenue	$3,375,981	$2,380,142	$995,839	41.84%
Costs and Expenses	(3,520,970)	(2,963,118)	(557,852)	18.83%

Operating Loss	(144,989)	(582,976)	437,987	(75.13%)
Other Income (Expense)	9,047	(157,416)	166,463	105.75%

Loss Before Income Taxes	(135,942)	(740,392)	604,450	(81.64%)
Income Tax (Expense) Benefit	63,000	0	63,000	100.00%

Net Loss	$(72,942)	$(740,392)	$667,450	(90.15%)

Nine Months Ended October 31:

	Nine Months Ended October 31,		$ CHANGE	% CHANGE
	2005	2004
Revenue	$9,682,258	$7,925,967	$1,756,291	22.16%
Costs and Expenses	(9,373,587)	(8,212,572)	(1,161,015)	14.14%

Operating Income	308,671	(286,605)	595,276	207.70%
Other Income (Expense)	446,570	(474,987)	921,557	194.02%

Income Before Income Taxes	755,241	(761,592)	1,516,833	199.17%
Income Tax Expense	(17,000)	(3,000)	(14,000)	466.67%

Net Income	$738,241	$(764,592)	$1,502,833	196.56%

Please note that results of operations for the current interim periods are not necessarily indicative of results to be expected for the full year. In addition, the Form 10-QSB filed with the Securities and Exchange Commission (the “SEC”) for the current quarter includes other important information including, but not limited to, notes to the consolidated financial statements and management’s discussion and analysis of financial condition and operational results, and, as such, the reader should review Form 10-QSB in its entirety.

The following tables present “Adjusted EBITDA” (operating earnings before interest expense, taxes, depreciation and amortization, adjusted for items which management believes should be excluded to reflect recurring operations such as asset impairment charges, restructuring charges and expenses, etc.). Readers are advised that neither “EBITDA” nor “Adjusted EBITDA” are measures of financial performance under generally accepted accounting principles; the Company reports EBITDA and/or Adjusted EBITDA because it is a widely used measure of operating performance in the gaming industry and a principal basis for valuation of gaming companies by certain investors. Adjusted EBITDA should not be construed as an alternative to operating income, an indicator of operating performance, an alternative to cash flows from operating activities, a measure of liquidity, or an alternative to any other measure determined in accordance with generally accepted accounting principles. We make other uses of cash flows, including interest payments and non-recurring income, which are not reflected in Adjusted EBITDA. Also, other gaming companies that report EBITDA or Adjusted EBITDA may use calculation formulas that materially differ from our calculation formula.

Three Months Ended October 31:

	Three Months Ended October 31,		$ CHANGE	% CHANGE
	2005	2004
Operating Income (Loss)	$(72,942)	$(740,392)	$667,450	90.15%
Interest Income	(12,051)	(1,107)	(10,944)	988.62%
Interest Expense	6,078	33,458	(27,380)	(81.83%)
Income Tax Expense	(63,000)	0	(63,000)	100.00%
Depreciation Expense	105,370	95,326	10,044	10.54%
Amortization Expense	529	520	9	1.73%
Non-Recurring Expense (Income)	(3,074)	125,065	(128,139)	102.46%

Adjusted EBITDA	$(39,090)	$(487,130)	$448,040	91.98%

Nine Months Ended October 31:

	Nine Months Ended October 31,		$ CHANGE	% CHANGE
	2005	2004
Operating Income (Loss)	$738,241	$(764,592)	$1,502,833	196.55%
Interest Income	(40,791)	(9,690)	(31,101)	320.96%
Interest Expense	19,985	103,049	(83,064)	(80.61%)
Income Tax Expense	17,000	3,000	14,000	466.67%
Depreciation Expense	291,457	274,739	16,718	6.09%
Amortization Expense	1,681	1,578	103	6.53%
Non-Recurring Expense (Income)	(425,764)	381,628	(807,392)	(211.57%)

Adjusted EBITDA	$601,809	$(10,288)	$612,097	5,949.62%

Victor Salerno, the Company’s CEO and President, said, “We are pleased with the results of the Company through the first nine months of the current fiscal year, particularly the growth in revenue, net income and Adjusted EBITDA. American Wagering continued to make strong and solid progress toward our strategic goals. Our same-store revenue growth clearly indicates our customer base is loyal and that our operations are resilient.”

Mr. Salerno continued, “Overall, the Company continues to perform well in what has proven to be an increasingly competitive gaming market. We are enthusiastic about the growth we have accomplished and our plans for expanding the business into the hotel/casino market. We believe our commitment to support our existing product lines and available resources, as well as expanding into new markets, will provide a long-term future benefiting our customers, shareholders and employees.

ABOUT AMERICAN WAGERING, INC.:

American Wagering, Inc. is a publicly-traded company that primarily operates through wholly-owned subsidiaries including Leroy’s Horse & Sports Place, Inc. (“Leroy’s”), Computerized Bookmaking Systems, Inc. (“CBS”), AWI Manufacturing, Inc. (“AWIM”), and AWI Gaming, Inc. (“AWIG”). Leroy’s owns and operates over 60 race/sports book outlets in the state of Nevada, CBS is the dominant supplier of sports wagering hardware/software to the Nevada gaming industry, and AWIM is a Nevada Gaming Commission-licensed manufacturer/distributor and supplier of race/sports self-service wagering kiosks. AWIG is a recently-formed subsidiary with the goal of becoming a market leader in operating smaller hotel/casino properties.

WHERE THE READER CAN FIND MORE INFORMATION:

The Company is subject to the reporting requirements of the Securities Exchange Act of 1934 (“Exchange Act”) and, accordingly, files its annual reports on Form 10-KSB, quarterly reports on Form 10-QSB, current reports on Form 8-K, proxy statements, and other information with the SEC. Materials filed with the SEC may be read and copied at the SEC’s Public Reference Room at 100 F Street, N.E., Washington, D.C., 20549. Please call the SEC at (800) SEC-0330 for further information on the Public Reference Room. In addition, as an electronic filer, the Company’s SEC filings are maintained on the SEC’s Internet web site that contains reports, proxy and information statements, and other information; the address of that web site is http://www.sec.gov.

FORWARD-LOOKING STATEMENTS:

Throughout this release we make “forward-looking statements,” as that term is defined in Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Forward-looking statements include the words “may,” “would,” “could,” “likely,” “estimate,” “intend,” “plan,” “continue,” “believe,” “expect” or “anticipate” and similar words and include all discussions about our ongoing or future plans, objectives or expectations. We do not guarantee that any of the transactions or events described in this release will happen as described or that any positive trends suggested or referred to in this release will continue. These forward-looking statements generally relate to our plans, objectives and expectations for future operations and results and are based upon what we consider to be reasonable future estimates. Although we believe that our plans, objectives and expectations reflected in, or suggested by, such forward-looking statements are reasonable at the present time, we might not achieve them or we may modify them from time to time. You should read this release thoroughly and with the understanding that actual future results may be materially different from what we expect. We do not plan to update forward-looking statements even though our situation or plans may change in the future, unless applicable law requires us to do so.

Specific factors that might cause our actual results to differ from our plans, objectives or expectations, might cause us to modify them, or might affect our ability to achieve them include, but are not limited to: increased competition in the race and sports wagering business; our ability to develop and refine products and technologies in a timely manner, and the market’s acceptance of them; our ability to carry out our plans to grow the Company through the acquisition and operation of hotel/casino properties; the possibility that the United States Court of Appeals for the Ninth Circuit will overturn the favorable ruling by the United States Bankruptcy Appellate Panel of the Ninth Circuit in the Racusin case; the availability and adequacy of our cash flow to meet our requirements; our ability to control our operating expenses; our ability to secure external sources of financing on acceptable terms, including financing to implement our acquisition plans mentioned above; changes or developments in laws, regulations or taxes affecting the race and sports wagering business; economic, demographic, business and other conditions in our local and regional markets; actions taken or not taken by third parties, such as our customers, competitors and vendors, as well as legislative, regulatory, judicial and other governmental authorities; a decline in the public acceptance of wagering; changes in our personnel or their compensation, including those resulting from changes in minimum wage requirements; our ability to continue to meet the reserve requirements of the Nevada Gaming Commission; our failure to obtain, delays in obtaining, or loss of, any licenses, permits or approvals, or the limitation, conditioning, suspension or revocation of any such licenses, permits or approvals, or our failure to obtain an unconditional renewal of any of our licenses, permits or approvals on a timely basis; other adverse conditions, such as economic downturns, changes in general customer confidence or spending, increased transportation costs or travel concerns that may adversely affect the economy in general or the Nevada gaming industry in particular; the consequences of the war in Iraq and other military conflicts in the Middle East and any future security alerts or terrorist attacks such as the attacks that occurred on September 11, 2001; and other risk factors discussed elsewhere in this release and/or other filings with the SEC.

All future written and oral forward-looking statements attributable to us or any person acting on our behalf are expressly qualified in their entirety by the cautionary statements contained or referred to herein. In light of these and other risks, uncertainties and assumptions, the forward-looking events discussed in this release might not occur.

Contact:	Tim Lockinger, CFO
702-735-0101, ext. 412